Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

This Amendment No. 1 to Term Loan Credit Agreement (this “Amendment”), dated as of February 21, 2019, is made by and among FORTIVE CORPORATION, a Delaware corporation (the “Company”), each Lender (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, each of the Company, the Administrative Agent, and the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) have entered into that certain Credit Agreement, dated as of August 22, 2018 (as amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which such Lenders agreed to provide the Company with a delayed draw term loan credit facility; and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders agree to amend Sections 7.01 and 7.07 of the Credit Agreement to allow for certain Subsidiary Guarantees of Indebtedness of the Company, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;

A G R E E M E N T:

NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:

(a) Section 7.01 of the Credit Agreement (Liens) shall be amended by restating clause (s) so that, after giving effect to this Amendment, Section 7.01(s) of the Credit Agreement reads in its entirety as set forth below:

“(s) other Liens securing Indebtedness in an aggregate outstanding principal amount, that together, without duplication, with all other Indebtedness of the Company and its Subsidiaries that is secured by Liens not otherwise permitted under subsections (a) through (r) above (if originally issued, assumed or guaranteed at such time), does not at any time exceed, when added to Indebtedness of any Subsidiary permitted by Section 7.07(m) (and not otherwise permitted to be incurred by such Subsidiary under Section 7.07(a) through (l)) on any date, the Permitted Priority Amount on any such date; and”.

(b) Section 7.07 of the Credit Agreement (Indebtedness) shall be amended by (i) removing the word “and” at the end of clause (k), and (ii) moving clause (l) to a new clause (m) and inserting in its place a new clause (l) so that, after giving effect to this Amendment, Sections 7.07(l) and (m) of the Credit Agreement read in their entirety as set forth below:

“(l) Indebtedness of the Company incurred pursuant to the 0.875% Convertible Senior Notes due 2022 to be issued on February 22, 2019, together with the associated Guarantees thereof by any Subsidiary; and

(m) other Indebtedness not otherwise permitted under this Section 7.07 unless an Event of Default shall have occurred and be continuing at the time of incurring such Indebtedness or would result therefrom; provided that the aggregate principal amount of Indebtedness of Subsidiaries not otherwise permitted under subsections (a) through (l) above, when added, without duplication, to secured Indebtedness of the Company and any Subsidiary permitted by Section 7.01(s) (and not otherwise permitted under Section 7.01(a) through (r)) and any other Indebtedness of the Company that is Guaranteed by any Subsidiary (other than any Guarantees permitted by subsections (j) or (l) above), shall not exceed the Permitted Priority Amount on any such date.”.

2. Effectiveness; Conditions Precedent. This Amendment, and the amendments to the Credit Agreement provided in Section 1 hereof, shall be effective as of the date first written above upon the receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Company and the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf).

3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders, both before and after giving effect to this Amendment, as follows:

(a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(b) this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(c) no Default or Event of Default under the Credit Agreement has occurred and is continuing.

4. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5. Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.

6. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement.

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7. Enforceability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. References; Effect of Amendment. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement, and shall constitute a “Loan Document” under and as defined in the Credit Agreement.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

10. No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

FORTIVE CORPORATION

By:	/s/ Rajesh Yadava
Name:	Rajesh Yadava
Title:	Vice President and Treasurer

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

BANK OF AMERICA, N.A, as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Matthew N. Walt
Name:	Matthew N. Walt
Title:	Director

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Winston Lua
Name:	Winston Lua
Title:	Director

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

HSBC BANK USA, N.A., as a Lender

By:	/s/ Ilene Hernandez
Name:	Ilene Hernandez
Title:	Vice President, Global Banking

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Thomas J. Sterr
Name:	Thomas J. Sterr
Title:	Authorized Signatory

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kurban H. Merchant
Name:	Kurban H. Merchant
Title:	Vice President

Fortive Corporation

Amendment No. 1 to Term Loan Credit Agreement

Signature Page